UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2006

APPLETON PAPERS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue P.O. Box 359 Appleton, Wisconsin	54912-0359

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 26, 2006, Appleton Papers Inc. (the “Company”) announced that it commenced a consent solicitation to amend certain provisions of the indentures governing its 8.125% Senior Notes due 2011 and 9.75% Senior Subordinated Notes due 2014.

A copy of the Company’s press release is attached as Exhibit 99.1 to this report. A copy of the Consent Solicitation Statement is attached as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Document

99.1	Press Release, dated May 26, 2006

99.2	Consent Solicitation Statement, dated May 26, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Angela Tyczkowski
Name: Title:	Angela Tyczkowski Vice President, Secretary and General Counsel

Dated: May 26, 2006

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release, dated May 26, 2006

99.2	Consent Solicitation Statement, dated May 26, 2006

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